UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-5263 (Commission File Number)	34-0367600 (IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio		44092-2298

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10(B) Amended Deferred Compensation Plan for Directors
EX-10(H) Lubrizol Corporation 1991 Stock Incentive Plan
EX-10(K) Lubrizol Deferred Compensation Plan for Officers
EX-10(L) Executive Council Deferred Compensation Plan
EX-10(V) 2005 Deferred Compensation Plan for Directors
EX-10(W) Lubrizol Corporation 2005 Stock Incentive Plan
EX-10(X) 2005 Deferred Compensation Plan for Officers
EX-10(Y) 2005 Executive Council Deferred Compensation Plan

Item 1.01. Entry into a Material Definitive Agreement

On November 15, 2004, the Board of Directors of The Lubrizol Corporation approved the adoption of the following management benefit agreements: The Lubrizol Corporation 2005 Deferred Compensation Plan for Officers; The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan; and The Lubrizol Corporation 2005 Deferred Compensation Plan for Directors. The predecessors of these plans were amended to terminate with respect to the accrual of future benefits. Accrued benefits under the predecessor plans will continue to be governed by the predecessor plans. All future benefit accruals will be governed by the plans adopted on November 15, 2004. Below is a brief description of each plan.

The Lubrizol Corporation 2005 Deferred Compensation Plan for Officers allows eligible officers of The Lubrizol Corporation to defer all or any portion of their total annual pay and have these amounts credited to various cash investment accounts and/or a share unit account. The investment returns of the cash investment accounts equal the performance of the investment portfolios designated by the Organization and Compensation Committee of The Lubrizol Corporation. The number of share units credited to the share unit account is based on the price of Lubrizol shares on the day the shares units are credited to the account and includes additional share units credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, the deferrals and earnings are distributed to the participant. Cash is distributed from the cash account and Lubrizol shares are issued equal to the number of share units in the participant’s share unit account. This plan is unfunded.

The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan allows eligible executive officers of The Lubrizol Corporation to defer any amount of their variable pay under the annual incentive pay plan. Deferred amounts are converted into share units based on the current market price of Lubrizol’s shares. Lubrizol matches 25 percent of the amount deferred. Additional share units are credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, which is at least three years, Lubrizol shares are issued equal to the number of share units in the participant’s account. Units attributable to match are paid in cash. This plan is unfunded.

The Lubrizol Corporation 2005 Deferred Compensation Plan for Directors allows outside directors of The Lubrizol Corporation to defer all or any portion of their annual compensation and have these amounts credited to various cash investment accounts and/or a share unit account. The investment returns of the cash investment accounts equal the performance of the investment portfolios designated by the Organization and Compensation Committee of The Lubrizol Corporation. The number of share units credited to the share unit account is based on the price of Lubrizol shares on the day the shares units are credited to the account and includes additional share units credited for quarterly dividends paid on Lubrizol shares. At the end of the deferral period, the deferrals and earnings are distributed to the participant. Cash is distributed from the cash account and Lubrizol shares are issued equal to the number of share units in the participant’s share unit account. This plan is unfunded.

The Lubrizol Corporation 2005 Stock Incentive Plan allows the grants of incentive and nonstatutory stock options, as well as stock appreciation rights and restricted and nonrestricted stock or stock unit awards. Any employee of The Lubrizol Corporation or its subsidiaries may be selected to participate in the plan. In addition, on the day of each Annual Meeting of Shareholders, outside directors are granted $60,000 worth of restricted stock units. The restriction period is one year at which time shares equal to the number of stock units will be issued. The maximum number of shares that may be granted under this plan is 4,000,000 shares, of which no more than 2,000,000 shares may be settled as full-

2

value awards. This plan will only become effective if it is approved by shareholders at the 2005 Annual Shareholder Meeting. If this plan is approved by shareholders, this plan will expire April 1, 2010.

Item 1.02. Termination of a Material Definitive Agreement

On November 15, 2004, the Board of Directors of The Lubrizol Corporation approved the termination of the following management benefit agreements with respect to the accrual of future benefits: The Lubrizol Corporation Deferred Compensation Plan for Officers; The Lubrizol Corporation Executive Council Deferred Compensation Plan; The Lubrizol Corporation Deferred Compensation Plan for Directors; and The Lubrizol Corporation 1991 Stock Incentive Plan. The first four of these plans were terminated with respect to future benefit accruals because the American with Jobs Creation Act of 2004 contains provisions that affect deferred compensation plans such as these plans. Future deferrals will be made under the plans described in Item 1.01 above, which are intended to comply with the new deferred compensation plan provisions. The Lubrizol Corporation 1991 Stock Incentive Plan was terminated with respect to future grants because rules issued by the New York Stock Exchange and the American Jobs Creations Act of 2004 affect stock incentive plans such as this plan. Accrued benefits and outstanding grants as of the date of termination of these plans will continue to be governed by the provisions contained in these plans.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

(10)(b)*	The Lubrizol Corporation Amended Deferred Compensation Plan for Directors (as amended).

(10)(h)*	The Lubrizol Corporation 1991 Stock Incentive Plan (as amended).

(10)(k)*	The Lubrizol Corporation Deferred Compensation Plan for Officers (as amended).

(10)(l)*	The Lubrizol Corporation Executive Council Deferred Compensation Plan (as amended).

(10)(v)*	The Lubrizol Corporation 2005 Deferred Compensation Plan for Directors.

(10)(w)*	The Lubrizol Corporation 2005 Stock Incentive Plan.

(10)(x)*	The Lubrizol Corporation 2005 Deferred Compensation Plan for Officers.

(10)(y)*	The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION
Date November 18, 2004	By:	/s/ Leslie M. Reynolds
		Name:	Leslie M. Reynolds
		Title:	Corporate Secretary and Counsel

4